UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2010

AMHN, INC.

(Exact name of registrant as specified in its charter)

Utah	000-16731	87-0233535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North First Street, Suite 104

Burbank, CA 91502

(Address of principal executive offices and Zip Code)

(424) 239-6781

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Change in Officers and Directors

On February 24, 2010, the Company’s Board of Directors effected the following changes in its officers and directors:

Robert Cambridge previously served as the Company’s President and Chief Executive Officer. As of February 24, 2010, he became the Company’s Chairman of the Board and Chief Executive Officer.

Charles Richardson previously served as one of the Company’s directors. As of February 24, 2010, he became the Company’s President and will continue to serve as one of its directors.

There are no family relationships between any of the Company’s officers and directors.

The biographical sketch for each of Mr. Cambridge and Mr. Richardson are contained in the Company’s Current Report on Form 8-K filed with the Commission on August 19, 2009, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2010	AMHN, INC.

	By:	/s/ Robert Cambridge
Robert Cambridge
Chief Executive Officer

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